Exhibit 10.1

EXECUTION COPY

SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 14, 2007 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the VARIOUS PURCHASER GROUPS party to the Agreement (as defined below), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrator for each of the Purchaser Groups party thereto (in such capacity, the “Administrator”).

R E C I T A L S

A. The Seller, Servicer, the various Purchaser Groups and the Administrator have entered into that certain Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

B. The parties to the Agreement desire to enter into this Amendment to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Exhibit I to the Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following new definitions:

“DOD Eligibility Notice” means a notice, in form and substance reasonably satisfactory to the Administrator, delivered by the Seller to the Administrator and each Purchaser Agent and specifying that, not notwithstanding anything to the contrary in clause (w) of the definition of “Eligible Receivable”, the Seller intends to include DOD Receivables as Eligible Receivables.

“DOD Receivable” means a Receivable the Obligor of which is the United States Department of Defense.

(b) The definition of “Default Horizon Ratio” set forth in Exhibit I to the Agreement is hereby amended by inserting prior to the period at the end thereof the following proviso:

; provided, however, that, for purposes of calculating the Default Horizon Ratio, the aggregate amount of DOD Receivables that would otherwise have been included in the amount described in clause (i) above shall not be included in such amount unless and until the Seller has delivered the DOD Eligibility Notice to the Administrator and each Purchaser Agent.

(c) The definition of “Default Ratio” set forth in Exhibit I to the Agreement is hereby amended by inserting prior to the period at the end thereof the following proviso:

; provided, however, that, for purposes of calculating the Default Ratio, the aggregate Outstanding Balance of DOD Receivables that would otherwise have been included in the amounts described in clauses (x) and (y) above, respectively, shall not be included in such amounts unless and until the Seller has delivered the DOD Eligibility Notice to the Administrator and each Purchaser Agent.

(d) The definition of “Delinquency Ratio” set forth in Exhibit I to the Agreement is hereby amended by inserting prior to the period at the end thereof the following proviso:

; provided, however, that, for purposes of calculating the Delinquency Ratio, the aggregate Outstanding Balance of DOD Receivables that would otherwise have been included in the amounts described in clauses (i) and (ii) above, respectively, shall not be included in such amounts unless and until the Seller has delivered the DOD Eligibility Notice to the Administrator and each Purchaser Agent.

(e) Clause (w) of the definition of “Eligible Receivables” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

(w) which is not a DOD Receivable; provided, however, that upon delivery of the DOD Eligibility Notice by the Seller to the Administrator and each Purchaser Agent, each DOD Receivable that otherwise meets the definition of “Eligible Receivable” shall be an Eligible Receivable.

(f) The definition of “Government Receivables Excess” set forth in Exhibit I to the Agreement is hereby amended by inserting prior to the period at the end thereof the following proviso:

; provided, however, that, for purposes of calculating the Government Receivables Excess, the aggregate Outstanding Balance of Government Receivables shall exclude the aggregate Outstanding Balance of DOD Receivables unless and until the Seller has delivered the DOD Eligibility Notice to the Administrator and the Purchaser Agents.

3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.

4. Effectiveness. This Amendment shall become effective on the date hereof upon (i) receipt by the Administrator of counterparts of this Amendment executed by each of the other parties hereto (including facsimile or electronic signature pages), or other evidence satisfactory

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to the Administrator of the execution and delivery of this Amendment by such other parties and (ii) receipt by the Administrator of such other agreements, documents, opinions and instruments as the Administrator may request.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law).

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, or the Agreements or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:

Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:

Name:
Title:

S-1	Sixth Amendment to RPA (ARFC)

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Purchaser

BY:	WACHOVIA CAPITAL MARKETS, LLC,
its attorney-in-fact

By:

Name:
Title:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrator and as Purchaser

Agent and Related Committed Purchaser for Variable Funding Capital Company LLC

By:

Name:
Title:

S-2	Sixth Amendment to RPA (ARFC)

YC SUSI TRUST, as a Conduit Purchaser

By:	Bank of America, National Association, as administrative trustee

By:

Name:
Title:

BANK OF AMERICA, NATIONAL
ASSOCIATION, as a Related Committed Purchaser

for YC SUSI Trust

By:

Name:
Title:

S-3	Sixth Amendment to RPA (ARFC)

LIBERTY STREET FUNDING CORP., as a Conduit Purchaser

By:

Name:
Title:

THE BANK OF NOVA SCOTIA, as Purchaser
Agent and Related Committed Purchaser for Liberty

Street Funding Corp.

By:

Name:
Title:

S-4	Sixth Amendment to RPA (ARFC)

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:

Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as
Purchaser Agent and Related Committed Purchaser

for Market Street Funding LLC

By:

Name:
Title:

S-5	Sixth Amendment to RPA (ARFC)